Exhibit 99
Western New York Investor Conference November 7, 2007

Disclaimer This presentation contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving the Company's expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may,"or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. In addition to factors previously disclosed in our SEC reports and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

M&T - A Name known in Buffalo since 1856 One of the 20 Largest U.S. Banks $10.5 Billion Market Cap $60.0 Billion in assets +660 branches in 7 States and the District of Columbia Serving customers in 2 million households and +150,000 businesses +13,300 employees +1,500 ATM's

Earnings Summary (1) Excludes merger-related expenses and amortization expense associated with intangible assets. Intangible Amortization net of tax: 3Q2006 = $12.2MM, 2Q2007 = $10.0MM, 3Q2007 = $9.6MM. Merger-related expenses: 3Q2006 = $0.7MM. ($ in millions, except EPS)

Third Quarter 2007 highlights Linked quarter NIM decrease from 3.67% to 3.65% 2 bps drop due to 1 additional day in Q3 vs. Q2 Fee income decreased $30MM from the linked quarter Income from BLG fell $19MM due to timing of securitizations $1MM linked quarter decrease in operating expenses $76MM Linked quarter increase in NPLs, $31MM residential developer in Eastern Shore NCOs flat at 20bps

Impact from Bayview Lending Group Pro-rata equity income from Bayview Lending Group 3Q loss of $11 million vs. 2Q profit of $8 million Dilutive to EPS by 9 cents per share for 3Q and YTD 3Q results reflect run rate of origination franchise without any securitization revenue Executed two securitizations totaling $862 million Impact to be reflected in 4Q results

Impact from Bayview Lending Group Won't forecast 4Q results beyond already completed securitizations Would expect a pool of loans large enough to securitize Expect results will fluctuate from quarter to quarter - depending on size and timing of securitizations

Quarterly Key Ratios (1) Excludes amortization related to intangible assets and merger-related expenses. Excludes Securities Gains/(Losses).

Net Interest Margin Source: SNL Financial. Peer median is median of top 50 banks by asset size on September 30, 2007.

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

M&T Bank Corporation - Average Loans ($ in billions) * annualized

Credit Quality NPLs to Total Loans ratio of 83 bps at Sept. 30, 2007 43 bps at September 30, 2006 68 bps at June 30, 2007 Linked quarter increase in NPLs driven by: Residential development / construction ($42mm) Residential mortgages ($26mm) Net charge-off ratio 20 bps in 3Q07 unchanged from 2Q07 up from 16 bps in 3Q06 Charge-off ratio expected to continue rising toward long- term average of 30 to 35 bps.

Source: SNL Interactive Historical Credit Cycle - Annual Trend, 1991-Q3 2007

Residential builder / developer loans About $1.8 billion outstanding1 Vast majority within banking footprint Completed reviews of in September 2006 and May 2007 Next review currently in process 1 Excludes approximately $400 million of construction loans to individuals

Consumer Loans - 30-89 day Delinquency Trend1 2002Y 2003Y 2004Y 2005Y 2006Y Sep-06 Jun-07 Sep-07 1-4 Family Revolving LOC 0.35% 0.47% 0.30% 0.44% 0.53% 0.53% 0.50% 0.56% 1-4 Family - 1st lien 6.13% 5.50% 4.12% 3.08% 2.92% 2.91% 3.20% 3.49% 1-4 Family - junior lien 1.31% 1.90% 1.41% 2.67% 2.98% 2.58% 2.41% 3.36% Other Consumer 1.15% 1.14% 1.14% 1.60% 1.78% 1.63% 1.56% 1.75% Subtotal 2.39% 2.10% 1.69% 1.79% 1.93% 1.82% 1.95% 2.16% Annual Quarterly (1) Computed from end-of-period loan and delinquency balances as reported in FRY9C

Consumer Credit -Underwriting data Weighted Average Weighted Average FICO Score Loan to Value (LTV) HELOC 750 66% Second Mortgages 739 68% Indirect Auto 723 111% Alt-A Mortgages - In portfolio 705 74% Other HFI Mortgages 721 71%

Securities Portfolio as of September 30, 2007 Securities portfolio totaled $8 billion at September 30 Equals 13% of total assets vs top-50 bank median of 17% Effective duration just under 2.0 years Unrealized losses about $100 million - pretax Approximately 75% mortgage related securities Very high credit quality

Investment Securities - Credit Rating Distribution MBS/CMO Non-Agency 52.7%

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

Recent Events / Pending Acquisitions Partners Trust acquisition First Horizon Branch acquisition

Transaction: Merger of Partners Trust into M&T Price: $12.50 per PRTR share Financing: 50% cash / 50% M&T stock Financial highlights: Accretive to 2008 Net Operating Earnings* Accretive to 2009 GAAP Earnings Partners Trust Transaction Highlights

Strengthens M&T's Market Position in Upstate NY 155,000 households 15 branches in Utica-Rome MSA (proforma #1 position) 10 branches in Binghamton MSA (proforma #1 position) 8 branches in Syracuse MSA (proforma #1 position) 33 branches and 46 ATMs M&T has 48 branches in these markets with $2.4 billion in deposits 16 M&T branches within 1 mile of a Partners Trust branch Source: SNL Financial and company filings. 1. Data as of or for the quarter ended June 30, 2007.

Strengthens M&T's Market Position in Upstate NY Partners Trust branches M&T Bank Corporation branches Syracuse Utica-Rome Binghamton

Transaction: Purchase of 13 FHN Mid-Atlantic branches Price: Not disclosed Financing: Earnings retention; no stock issued Financial impact: <1% impact to 2008 GAAP and Net Operating earnings First Horizon Branch Transaction Highlights

13 FHN branches in Mid-Atlantic 3 Baltimore metro area 10 Northern Virginia area $226 million total loans $85 million consumer, primarily home equity $141 million commercial $201 million deposits Accelerates M&T's Mid-Atlantic Expansion

M&T Branches First Horizon Branches Accelerates M&T's Mid-Atlantic Expansion

Low risk transactions; achievable cost savings IRR for each comfortably exceeds acquisition hurdle rate PRTR branch/back office overlap offers significant consolidation opportunity FHN branches offer some consolidation opportunity Up to 5 branch combinations Accelerates planned expansion south and west of legacy Allfirst footprint "Classic" M&T In-market transactions

M&T Bank Corporation Company Background & Recent Results Loan and Investment Portfolios / Credit Recent Events Shareholder Focus

Consistent and Conservative Operating Philosophy Conservative credit culture Centralized underwriting Constant presence in markets Long history of returning excess capital to shareholders Owner-operators Focus on operating fundamentals Operating efficiency Cash return to shareholders Disciplined acquisition approach

Return of Capital to Shareholders Cumulative Capital Retained, Dividends and Share Repurchases 1983 - Q3 2007 $2.6 Billion $2.0 Billion $1.1 Billion Share Repurchases Dividends Capital Retained 3231.8 1429 2023.9 =sum( $3.2 Billion $2.0 Billion $1.4 Billion Note: Percentages do not add to 100% due to rounding.

What Makes M&T Unique?* Management's Interest aligned with Shareholders' Interests Over 50% Ownership between AIB, M&T Insiders and Warren Buffett AIB Berkshire Hathaway- Warren Buffett Other Shareholders M&T Management, Directors and Employees * As of 2/28/07. Includes options & deferred bonus shares. 48.1% 21.4% 6.1% 24.4%

1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2.11 2.53 2.5 3.13 3.24 3.58 4.78 4.95 6 6.73 7.37 0.078 0.088 0.56 0.56 0.87 1.05 0.34 0.75 0.38 0.3 0.36 * Net operating EPS excludes amortization of intangible assets and merger-related costs. Note: GAAP and net operating EPS in 1998-2002 have been restated for expensing stock options. M&T Diluted EPS 1996 - 2006, GAAP & Net Operating* 1996 - 2006 EPS CAGR GAAP 13.3% Net Operating* 13.4% $3.69 $4.11 $4.63 $5.12 $5.70 $6.38 $3.06 $2.61 $2.19 $7.03 GAAP EPS Net Operating EPS $7.73

1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diluted Net Operating Earnings 0.09 0.29 0.39 0.46 0.48 0.6 0.57 0.79 0.92 1.3 1.34 1.57 1.8 2.19 2.61 3.06 3.69 4.11 4.63 5.12 5.7 6.38 7.03 7.73 Dividends 0.05 0.053 0.063 0.07 0.08 0.095 0.11 0.125 0.14 0.16 0.19 0.22 0.25 0.28 0.32 0.38 0.45 0.625 1 1.05 1.2 1.6 1.75 2.25 M&T Per Share Data 1983-2006 +21% CAGR Note: Data prior to 1998 does not include provisions of SFAS No. 123 and No.148 stock option expensing. CAGRs calculated using 1983 as base year. +18% CAGR $7.73

23.0% Annual rate of return since 1980 17th best return of the entire universe of over 800 U.S. based stocks that have traded publicly since 1980 M&T Bank Corporation... a solid investment *CAGR calculated assuming reinvestment of dividends through September 30, 2007. Source: IDC & Factset $3,165 invested in M&T in 1980 would be worth $1 million today

Western New York Investor Conference November 7, 2007

Appendix

Reconciliation of GAAP and Non-GAAP Results of Operation

Reconciliation of GAAP and Non-GAAP Results of Operation Reconciliation of GAAP and Non-GAAP Results of Operation